FOURTH AMENDMENT AGREEMENT

         This Fourth Amendment Agreement dated as of March 5, 1999 (this "Amendment") is between Virbac AH, Inc., a Delaware corporation ("Borrower"), and Societe Generale, New York Branch ("Bank"), and amends the Credit Agreement dated as of July 6, 1994, as amended by the First Amendment Agreement dated as of August 30, 1995, the Second Amendment Agreement dated as of July 6, 1997 and the Third Amendment Agreement dated as of January 1, 1998, each between Virbac, Inc., a Delaware corporation ("Predecessor Borrower") and Societe Generale, Southwest Agency (as previously amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

         WHEREAS, on March 5, 1999 Predecessor Borrower merged (the "Merger") with and into Agri-Nutrition Group Limited, a Delaware corporation, which as a result of the Merger changed its name to Virbac Corporation;

         WHEREAS, immediately after the Merger, Virbac Corporation contributed all of the Predecessor Borrower's assets to Borrower (the "Contribution"), a newly formed wholly owned subsidiary of Virbac Corporation, and Borrower assumed all of Predecessor Borrower's duties and liabilities, including its duties and liabilities under the Credit Agreement (the "Assumption");

         WHEREAS, the Borrower has requested the Bank to amend the Credit Agreement to set forth Bank's consent to the Merger, the Contribution and the Assumption as hereinafter provided, and the Bank has agreed to such amendment on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Amendment of Credit Agreement.

                  1.1 Opening Paragraph. The opening paragraph to the Credit Agreement is amended by replacing "Virbac, Inc." with "Virbac AH, Inc." as Borrower.

                  1.2 Section 1.01. Section 1.01 of the Credit Agreement is amended by adding a definition for "Merger Agreement" as follows:

                  "Merger Agreement" means that certain Agreement and Plan of Merger dated as of October 16, 1998 between Agri-Nutrition Group Limited, Parent, Predecessor Borrower and, by addendum, Interlab S.A.S., a French corporation and wholly owned subsidiary of Parent ("Interlab"), as amended.

                   1.3 Section 4.05. Section 4.05 of the Credit Agreement is amended to read in its entirety as follows: "After consummation of the transactions contemplated by the Merger

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Agreement,  Interlab will own  approximately  60% of the issued and  outstanding common stock of Virbac Corporation. Parent is the sole stockholder of Interlab."

                  1.4 Section 6.01. Section 6.01(g) is amended to read in its entirety as follows: "Upon consummation of the transactions described in the Merger Agreement, Interlab shall cease to own 60% of the outstanding capital stock of Virbac Corporation and Virbac Corporation shall cease to own 100% of the outstanding capital stock of Borrower."

                  1.5 Section 7.08. The second sentence of Section 7.08 is hereby amended to read in its entirety as follows: "Except for the Contribution of rights by Virbac Corporation and the Assumption of duties by Borrower under the Credit Agreement, which are hereby approved, Borrower may not assign its rights or delegate its duties under the Agreement, the Notes and the other Credit Documents."

                  1.6 Section 7.09. Section 7.09 of the Credit Agreement is amended by deleting:

                           Virbac, Inc.
                           P.O. Box 162059
                           Fort Worth, Texas 76161
                           Attention:  Mr. Scott Smith
                           Telephone:       (817) 831-5030
                           Telecopy:        (817) 831-8327

and replacing it with:

                           Virbac AH, Inc.
                           3200 Meacham Boulevard
                           Fort Worth, Texas 76137
                           Attention: Ms. Debbie Giles
                           Telephone:       (817) 831-5030
                                            (800) 338-3659
                           Telecopy:        (817) 831-8327

                  1.7 Exhibit A. Exhibit A attached to the Credit Agreement is hereby replaced with Exhibit A attached to this Amendment.

                  1.8 Exhibit B. Exhibit B attached to the Credit Agreement is hereby replaced with Exhibit B attached to this Amendment.

                  1.9 Exhibit C. Exhibit C attached to the Credit Agreement is hereby replaced with Exhibit C attached to this Amendment.

                  1.10 Exhibit D. Exhibit D attached to the Credit Agreement is hereby deleted.


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                  1.11 Exhibit E. Exhibit E attached to the Credit  Agreement is hereby replaced with Exhibit D attached to this Amendment.

         2. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that (a) each of the representations and warranties set forth in the Credit Agreement is true and correct as of the date of this Amendment, (b) this Amendment, the Credit Agreement as amended by this Amendment, and all other agreements or documents executed in connection herewith have been duly authorized, executed and delivered by the Borrower, and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting generally the enforcement of creditors' rights and remedies, and (c) the execution, delivery and performance of the Credit Agreement as amended hereby is within the corporate power and authority of the Borrower and has been duly authorized by appropriate corporate proceedings.

         3. No Default. The Borrower hereby represents and warrants to the Bank that no Event of Default and no Default has occurred and is continuing as of the date of this Amendment.

         4. Effectiveness of Amendment. This Amendment shall be deemed to be effective on and as of March 5, 1999 when the Bank has received the following:

                  (a) an original counterpart of this Amendment executed by the Borrower;

                  (b) an executed Revolving Note in substantially the form of Exhibit B attached hereto;

                  (c) an executed Term Note in substantially the form of Exhibit C attached hereto;

                  (d) an executed Certificate of the Secretary or Assistant Secretary of the Borrower in substantially the form of Exhibit D attached hereto, together with copies of all Borrower documents referred to therein.

         5. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one instrument.

         6. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         7. Preservation of Credit Agreement and Other Agreements. Except as specifically modified by the terms of this Amendment all of the terms, provisions, covenants, warranties and agreements contained in the Credit Agreement and in any other agreements or documents executed in connection therewith shall remain in full force and effect.

         8. ENTIRE AGREEMENT. THIS AMENDMENT AND THE CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ALL PRIOR AND


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



CONTEMPORANEOUS AGREEMENTS, UNDERTAKINGS, UNDERSTANDINGS, REPRESENTATIONS OR OTHER ARRANGEMENTS, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, OF THE PARTIES IN CONNECTION HEREWITH EXCEPT TO THE EXTENT EXPRESSLY INCORPORATED OR SPECIFICALLY REFERRED TO HEREIN OR THEREIN.

         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their respective officers duly authorized as of the date first written above.

VIRBAC AH, INC.


By:
Name:
Title:

SOCIETE GENERALE, NEW YORK
BRANCH


By:
Name:
Title:


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



                                EXHIBIT A

                        FORM OF NOTICE OF BORROWING

                                 [Date]



Societe Generale, New York Branch
1221 Avenue of the Americas
New York, NY 10020


Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of July 6, 1994 (as amended, the "Credit Agreement"), between Virbac AH, Inc., a Delaware corporation ("Borrower"), and Societe Generale, New York Branch ("Bank"). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement.

Pursuant to Section 2.03 of the Credit Agreement, the Borrower hereby gives to the Bank an irrevocable request for the making of the follow Advance[s] ([collectively, the] "Requested Advance[s]") described below:

         1.       [Advance#1]

                  (a)      Facility (Revolving or Term):

                  (b)      Type (Prime, or LIBOR, or N/A):

                  (c)      Amount:

                  (d)      Interest Period:

                  (e)      Date of Funding:

The Borrower certifies that the following statements are true on the date hereof, and will be true on [each] [the] date of funding for the Requested Advance[s]:

         1. All of the representations and warranties made by the Borrower in the Credit Documents are true and correct in all materials respects on the date of this certificate as if made on this date.


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Societe Generale, New York Branch
[Date]
Page 2



         2. There exists no Default or Event of Default and the making of the Advance would not cause or be reasonably expected to cause a Default or Event of Default.

                                                     Very truly yours,

                                                     VIRBAC AH, INC.


                                                     By:
                                                     Name:
                                                     Title:



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



                                   EXHIBIT B

                             FORM OF REVOLVING NOTE

                                PROMISSORY NOTE

$4,000,000                                                         March 5, 1999

         Virbac AH, Inc., a Delaware corporation ("Borrower"), for value received, hereby promises to pay to the order of Societe Generale, New York Branch ("Bank"), the principal sum of Four Million Dollars ($4,000,000) or, if less, the aggregate outstanding principal amount of the Revolving Advances made pursuant to the Credit Agreement dated as of July 6, 1994, as amended by the First Amendment Agreement dated as of August 30, 1995, the Second Amendment Agreement dated as of July 6, 1997, and the Third Amendment Agreement dated as of January 1, 1998, each between Virbac, Inc. and Societe General, Southwest Agency, and as further amended by the Fourth Amendment Agreement dated as of March 5, 1999 between the Borrower and the Bank (as modified from time to time, the "Credit Agreement"), and interest thereon as required by the Credit Agreement.

         This Promissory Note ("Note") is given in renewal and substitution for the Promissory Note of Virbac, Inc. to the Bank dated January 1, 1998 in the principal amount of $4,000,000, and is subject to the terms of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. Pursuant to the Credit Agreement, the Borrower's obligations under this Note may be accelerated upon the occurrence of an Event of Default.

         The Bank shall record in its records all Revolving Advances and all payments of principal and interest thereon. Any failure of the Bank to make such recordings, however, shall not affect the Borrower's repayment obligations under this Note. The Bank's records shall be presumptive evidence of the principal and interest owed by the Borrower.

         It is contemplated that because of prepayments there may be times when no indebtedness is owed under this Note. Notwithstanding such prepayments, this Note shall remain valid and shall be in force as to Revolving Advances made pursuant to the Credit Agreement after such prepayments.

         It is the intention of the Bank and the Borrower to conform strictly to any applicable usury laws. Accordingly, the terms of the Credit Agreement relating to the prevention of usury will be strictly followed.




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



         This Note shall be governed by, and construed and enforced in accordance with, the laws of New York.



VIRBAC AH, INC.


By:
Name:
Title:


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



                                                     EXHIBIT C

                                                 FORM OF TERM NOTE

                                                  PROMISSORY NOTE

$5,000,000                                                         March 5, 1999

         Virbac AH, Inc., a Delaware corporation ("Borrower"), for value received, hereby promises to pay to the order of Societe Generale, New York Branch ("Bank"), the principal sum of Five Million Dollars ($5,000,000) or, if less, the aggregate outstanding principal amount of Term Advances made pursuant to the Credit Agreement dated as of July 6, 1994 between the Borrower and the Bank (as modified from time to time, the "Credit Agreement"), and interest thereon as required by the Credit Agreement.

         This Promissory Note ("Note") is given in renewal and substitution of that certain Promissory Note dated January 1, 1998 in the original amount of $5,000,000 from Virbac, Inc. to the Bank and is subject to the terms of the Credit Agreement. Capitalized terms used herein but not defined shall have the meanings specified by the Credit Agreement. Pursuant to the Credit Agreement, the Borrower's obligations under this Note may be accelerated upon the occurrence of an Event of Default.

         The Bank shall record in its records all payments of principal and interest thereon. Any failure of the Bank to make such recordings, however, shall not affect the Borrower's repayment obligations under this Note. The Bank's records shall be presumptive evidence of the principal and interest owed by the Borrower.

         It is the intention of the Bank and the Borrower to conform strictly to any applicable usury laws. Accordingly, the terms of the Credit Agreement relating to the prevention of usury will be strictly followed.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of New York.

VIRBAC AH, INC.


By:
Name:
Title:

                                      EXHIBIT D

                                CERTIFICATE OF SECRETARY

         The  undersigned  Secretary of VIRBAC AH, INC., a Delaware  corporation
("Company"), does hereby certify to SOCIETE GENERALE, NEW YORK BRANCH (the "Bank") in connection with the Fourth Amendment Agreement dated as of March 5, 1999 ("Agreement") amending the Credit Agreement dated as of July 6, 1994, as amended, between the Company and the Bank, as follows:

         1. Attached hereto as Annex 1 is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company, and such resolutions have not been altered, amended, rescinded or repealed and are now in full force and effect.

         2. The copies of the Certificate of Incorporation and the Bylaws of the Company attached as Annexes 2 and 3, respectively, hereto, are true and correct, have not been altered, amended, rescinded or repealed and are now in full force and effect.

         3. The person who, as an officer of the Company, signed the Agreement was at the time of such signing and delivery and is now duly elected, qualified and acting as such officer, and the signature appearing on such document is the genuine signature of such officer.

         4. The Company is duly organized and existing under the laws of the State of Delaware, all franchise and other taxes required to maintain its corporate existence have been paid when due and no such taxes are delinquent; no proceedings are pending for the forfeiture of its Certificate of Incorporation or for its dissolution, voluntarily or involuntarily.

         5. There is no provision in the Certificate of Incorporation or Bylaws of the Company limiting the power of the Board of Directors of the Company to pass the resolutions referenced in paragraph 1.

         6. The following persons are as of the date hereof duly elected, qualified and acting officers of the Company holding the offices set forth below, and the signature appearing next to such person's name is such person's genuine signature:


              Name                    Signature               Office
Brian A. Crook                                                President
Robert J. Elfanbaum                                 Vice President and Secretary

         IN WITNESS WHEREOF, I have hereunto signed my name as of the day of March 1999.


                                                       Robert D. Elfanbaum


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